UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 18, 2013
(Date of earliest event reported)

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394
_____________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items reported in this filing:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01 Financial Statements and Exhibits

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 18, 2013, the board of directors (the “Board”) of Data I/O Corporation (the “Company”) appointed Mark Gallenberger and Alan Howe to the Board effective January 31, 2013.

Mark Gallenberger, 49, has served as the Vice President, Chief Financial Officer and Treasurer of LTX-Credence Corporation (NASDAQ: LTXC), a manufacturer of semiconductor test equipment, which he joined in 2000.  For the six years prior, he was Vice President/Senior Manager with Ernst &Young (Cap Gemini) in their consulting practice, establishing the Deals & Acquisitions Group.  Previously, he held management and technical positions with Digital Equipment Corporation.  He has a Master of Business Administration from Northwestern University and a Bachelor of Science – Electrical Engineering from Rochester Institute of Technology.

Alan Howe, 51, has served as the Co-founder and Managing Partner of Broadband Initiatives LLC a boutique corporate advisory and consulting firm, since 2001. Currently, he has a consulting arrangement where he is Interim Chief Executive Officer at Sunrise Telecom, Inc.  He served as Vice President of Strategic and Wireless Business Development for Covad Communications, Inc., a national broadband telecommunications company from May 2005 to October 2008.  He served as Chief Financial Officer and Vice President of Corporate Development for Teletrac, Inc. from April 1995 to April 2001.  Previously, he held various executive management positions for Sprint PCS, and Manufacturers Hanover Trust Company.  He is currently a board member and Chairman for Selectica, Inc. (NASDAQ: SLTC) and has served on a number of private and public boards including most recently Chairman of Ditech Networks.  He has a Master of Business Administration from Indiana University and a Bachelor of Science – Business Administration and Marketing from University of Illinois.

Although there were no arrangements or understandings pursuant to which Mr. Gallenberger and Mr. Howe were selected as a Director, each had been recommended for consideration by Data I/O shareholders.  There were no related party transactions to report between the Company and Mr. Gallenberger or Mr. Howe.

Mr. Gallenberger will be added as a member of the Compensation and Corporate Governance and Nominating Committees of the Board.  Mr. Howe will be added as a member of the Audit and Corporate Governance and Nominating Committees of the Board.  Each will receive 15,000 nonqualified stock options, vesting over three years with a six year life and accelerated vesting on a change in control, effective on their start date. Each will receive an annual cash retainer of $31,000 prorated for their start date and paid quarterly.

A copy of the press release announcement is included in this current report as Exhibit No. 99.1:

Item 9.01 Financial Statements and Exhibits.

(d)                 Exhibits

Exhibit No.	Description
99.1	Press Release: DATA I/O ANNOUNCES APPOINTMENT OF TWO NEW DIRECTORS

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

January 22, 2013	By: /s/ Joel S. Hatlen Joel S. Hatlen Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release: DATAI/O ANNOUNCES APPOINTMENT OF TWO NEW DIRECTORS

Exhibit 99.1

Joel Hatlen	6464 185th Ave. NE, Suite 101
Vice President and Chief Financial Officer	Redmond, WA 98052
Data I/O Corporation	(425) 881-6444
investorrelations@dataio.com

DATA I/O ANNOUNCES APPOINTMENT OF TWO NEW DIRECTORS

Redmond, WA, January 22, 2013 – Data I/O Corporation (NASDAQ: DAIO), the leading global provider of advanced programming and IP management solutions used in the manufacturing of flash and flash-based intelligent devices,  today announced the appointment of Mark Gallenberger and Alan Howe to Data I/O’s Board of Directors effective January 31, 2013.

"I’m delighted we’ve been able to attract Mark Gallenberger and Alan Howe to the Board," said Doug Brown, Chairman of Data I/O Corporation. "Their global electronics manufacturing and financial markets expertise strengthen the skills and experiences represented in the composition of the Data I/O Board."

Mark Gallenberger, 49, has served as the Vice President, Chief Financial Officer and Treasurer of LTX-Credence Corporation (NASDAQ: LTXC), a manufacturer of semiconductor test equipment, which he joined in 2000.  For the six years prior, he was Vice President/Senior Manager with Ernst &Young (Cap Gemini) in their consulting practice, establishing the Deals & Acquisitions Group.  Previously, he held management and technical positions with Digital Equipment Corporation.  He has a Masters of Business Administration from Northwestern University and a Bachelors of Science – Electrical Engineering from Rochester Institute of Technology.

Alan Howe, 51, has served as the Co-founder and Managing Partner of Broadband Initiatives LLC a boutique corporate advisory and consulting firm, since 2001. Currently, he has a consulting arrangement where he is Interim Chief Executive Officer at Sunrise Telecom, Inc.  He served as Vice President of Strategic and Wireless Business Development for Covad Communications, Inc., a national broadband telecommunications company from May 2005 to October 2008.  He served as Chief Financial Officer and Vice President of Corporate Development for Teletrac, Inc. from April 1995 to April 2001.  Previously, he held various executive management positions for Sprint PCS, and Manufacturers Hanover Trust Company.  He is currently a board member and Chairman for Selectica, Inc. (NASDAQ: SLTC) and has served on a number of private and public boards including most recently Chairman of Ditech Networks.  He has a Masters of Business Administration from Indiana University and a Bachelors of Science – Business Administration and Marketing from University of Illinois.

“We give our sincere thanks to Steve Quist and Bill Walker for their years of service, as they retire from the Board at the end of the month,” said Doug Brown. ”We welcome Alan and Mark to Data I/O. They join the Company’s remaining directors: Doug Brown, Anthony Ambrose, Ken Myer, and Brian Crowley.”

About Data I/O Corporation

Celebrating 40 years of expertise in delivering intellectual property to programmable devices, Data I/O offers complete, integrated manufacturing solutions in wireless, automotive, programming center, semiconductor, and industrial control market segments for OEM, ODM, EMS and semiconductor companies. Data I/O is the leader in programming and provides hardware and software solutions for turn-key programming and device testing services, as well as in-system (on-board), in-line (right before use at the SMT line), or in-socket (off-line) programming. These solutions are scalable for small, medium and large volume applications with different device mixes.  Data I/O Corporation has headquarters in Redmond, Wash., with sales and services worldwide. For further information, visit the company’s website at http://www.dataio.com.